UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 7, 2006

THE BOMBAY COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7832 (Commission File Number)	75-1475223 (I.R.S. Employer Identification No.)

550 Bailey Avenue, Fort Worth, Texas (Address of Principal Executive Officers)	76107 (Zip Code)

(817) 347-8200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement

On February 7, 2006, the Compensation and Human Resources Committee and the Board of Directors of The Bombay Company, Inc. (the “Company”) approved base salary merit increases for certain executive officers of the Company, effective as of the beginning of the new fiscal year, January 29, 2006. This represents the first merit increase to executive officers in three years.

The following are the revised salaries for the named executive officers:

Name	Title	2006 Salary

Steven C. Woodward	Executive Vice President and General Merchandising Manager	$315,000

Elaine D. Crowley	Senior Vice President, Chief Financial Officer and Treasurer	$256,000

Lucretia D. Doblado	Senior Vice President and Chief Information Officer	$235,000

Donald J. Roach	Senior Vice President, Operations	$235,000

Michael J. Veitenheimer	Senior Vice President, Secretary and General Counsel	$225,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BOMBAY COMPANY, INC.
(Registrant)

Date: February 13, 2006	/s/ ELAINE D. CROWLEY
Elaine D. Crowley Senior Vice President, Chief Financial Officer and Treasurer